UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT
Capital Opportunities Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective

Long-term growth of capital

Net asset value June 30, 2010
Class IA: $12.57	Class IB: $12.50

Total return at net asset value
(as of 6/30/10)	Class IA Shares*	Class IB Shares*

6 months	–1.21%	–1.33%

1 year	30.70	30.40

5 years	7.85	6.50
Annualized	1.52	1.27

Life	67.40	64.36
Annualized	7.45	7.18

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Putnam VT Capital Opportunities Fund 1

Report from your fund’s managers

What was the market environment over the past six months, and how did the fund perform?

After the extremely strong stock market rally in 2009, investors have been more cautious in 2010. A number of events played into those fears, one of the chief among them being the crisis of confidence that emerged in Europe when Greece appeared unlikely to meet its debt obligations. Against this backdrop, for the six months ended June 30, 2010, Putnam VT Capital Opportunities Fund’s class IA shares declined –1.21% at net asset value.

Did you make any changes to the portfolio’s positioning or overall philosophy during the period?

While the market presented a significant challenge in the second quarter, we stayed grounded in our investment process and chose not to turn over many holdings in the portfolio. Our positioning is based on in-depth fundamental research on each individual company; we own each stock because we think it is attractively valued and has long-term potential for appreciation. While stocks may have not performed well in the quarter, we view it as a short-term situation that actually made stocks more attractive from a valuation standpoint.

Which holdings contributed positively to performance?

In the health-care sector, Lincare Holdings performed well. The company provides oxygen therapy services to in-home patients with chronic obstructive pulmonary diseases such as emphysema and asthma. Lincare, with more than 1,000 offices across the United States, also supplies home medical equipment. We believe the company will benefit from the health-care reform bill, which increased the likelihood of continued Medicare oxygen and respiratory reimbursement. We sold this holding for a gain before the end of the period.

Biovail, a Canadian drugmaker, announced a merger with Valeant Pharmaceuticals, which helped returns when shares were valued at a 15% premium to their market price. Lastly, Bare Escentuals, a cosmetics company that offers mineral-based makeup, agreed to be acquired by Japanese cosmetics giant Shiseido for a 41% premium, and this also helped fund performance. This holding was sold before period-end.

Which holdings detracted from returns?

King Pharmaceuticals experienced weak first-quarter results as well as somewhat unfavorable legal decisions regarding a competitor’s intention to launch a generic version of one of King’s key drugs. The stock suffered as a result.

Meanwhile, TrueBlue, a staffing firm for blue-collar/labor positions, suffered from continued high unemployment in the United States, and TradeStation Group, an online brokerage firm, was hurt by a slowdown in volume and transaction fees as stock market activity declined. We eliminated our positions in both holdings during the period.

What is your outlook for the markets and the fund?

It is important to note that we focus on individual stock selection and do not try to predict the direction of the economy or the broader market. However, the recovery may be at the stage when returns become more subdued and attractive opportunities become more scattered. For the fund, we continue to see signs of improvement in the fundamentals of many of the companies that we own. And we are still finding attractively valued stocks, particularly in the information technology, industrial, and health-care sectors. Regardless of the direction the stock market takes in the months ahead, our investment approach remains rooted in a disciplined investment strategy that uses a series of valuation factors to identify stocks that we believe are trading below their intrinsic value. Our goal is to find stocks that will appreciate over time before investors recognize their value.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Joseph Joseph joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy Farina and John McLanahan.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Capital Opportunities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been so limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.58	$5.81	$4.66	$5.91

Ending
value (after
expenses)	$987.90	$986.70	$1,020.18	$1,018.94

Annualized
expense ratio	0.93%	1.18%	0.93%	1.18%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Capital Opportunities Fund 3

The fund’s portfolio 6/30/10 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Advertising and marketing services (0.2%)
ValueClick, Inc. †	5,900	$63,071

		63,071
Aerospace and defense (0.6%)
Alliant Techsystems, Inc. †	969	60,136

Teledyne Technologies, Inc. †	2,725	105,131

		165,267
Airlines (0.6%)
Republic Airways Holdings, Inc. †	26,400	161,304

		161,304
Automotive (0.7%)
BorgWarner, Inc. †	2,200	82,148

Harley-Davidson, Inc.	4,000	88,920

		171,068
Banking (6.0%)
Bancorp, Inc. †	22,000	172,260

Bond Street Holdings, LLC 144A Class A F †	3,695	75,748

Brookline Bancorp, Inc.	2,352	20,886

City Holding Co.	825	23,001

City National Corp.	2,300	117,829

Commerce Bancshares, Inc.	677	24,365

Cullen/Frost Bankers, Inc.	700	35,980

East West Bancorp, Inc.	2,900	44,225

First Citizens BancShares, Inc. Class A	552	106,166

IBERIABANK Corp.	1,500	77,220

International Bancshares Corp.	2,200	36,718

NBH Holdings Co., Inc. 144A Class A †	6,250	121,875

OmniAmerican Bancorp, Inc. †	4,700	53,063

PacWest Bancorp	2,513	46,013

Popular, Inc. (Puerto Rico) †	17,200	46,096

Provident New York Bancorp	16,739	148,140

Seacoast Banking Corp. of Florida † S	17,685	23,521

SVB Financial Group †	4,296	177,124

Union First Market Bankshares Corp.	2,064	25,305

Webster Financial Corp.	4,987	89,467

Whitney Holding Corp.	6,478	59,922

Wilmington Trust Corp.	4,469	49,561

		1,574,485
Biotechnology (0.3%)
Cubist Pharmaceuticals, Inc. †	3,661	75,417

		75,417
Broadcasting (0.1%)
Clear Channel Outdoor Holdings, Inc. Class A †	4,000	34,720

		34,720
Building materials (0.9%)
AAON, Inc.	2,278	53,100

Apogee Enterprises, Inc.	3,838	41,566

Mohawk Industries, Inc. †	3,300	151,008

		245,674
Chemicals (3.9%)
American Vanguard Corp.	1,600	12,688

Ashland, Inc.	1,800	83,556

CF Industries Holdings, Inc.	300	19,035

Compass Minerals International, Inc.	1,200	84,336

Cytec Industries, Inc.	1,900	75,981

Eastman Chemical Co.	1,689	90,125

FMC Corp.	1,516	87,064

Innophos Holdings, Inc.	2,900	75,632

International Flavors & Fragrances, Inc.	1,700	72,114

Lubrizol Corp. (The)	1,195	95,970

COMMON STOCKS (98.5%)* cont.	Shares	Value

Chemicals cont.
Methanex Corp. (Canada)	4,300	$84,667

Olin Corp.	3,841	69,484

OM Group, Inc. †	1,900	45,334

Valspar Corp.	4,500	135,540

		1,031,526
Coal (0.4%)
James River Coal Co. †	1,600	25,472

Massey Energy Co.	2,400	65,640

		91,112
Commercial and consumer services (1.4%)
Alliance Data Systems Corp. †	1,900	113,088

Deluxe Corp.	3,383	63,431

Dun & Bradstreet Corp. (The)	1,200	80,544

Ennis Inc.	4,156	62,382

Global Cash Access, Inc. †	2,900	20,909

Sotheby’s Holdings, Inc. Class A	1,600	36,592

		376,946
Communications equipment (1.3%)
F5 Networks, Inc. †	2,400	164,568

Netgear, Inc. †	4,100	73,144

Syniverse Holdings, Inc. †	5,400	110,430

		348,142
Computers (3.9%)
ANSYS, Inc. †	4,100	166,337

Blackbaud, Inc.	4,800	104,496

Brocade Communications Systems, Inc. †	20,000	103,200

Cogent, Inc. †	2,100	18,921

Emulex Corp. †	18,400	168,912

Logitech International SA (Switzerland) †	8,200	109,962

Logitech International SA
(Switzerland) (Swiss exchange) †	1,155	15,691

Polycom, Inc. †	2,800	83,412

Quest Software, Inc. †	4,600	82,984

Satyam Computer Services., Ltd. ADR (India) †	19,600	100,744

Silicon Graphics International Corp. †	8,600	60,888

		1,015,547
Conglomerates (0.9%)
AMETEK, Inc.	4,093	164,334

Harsco Corp.	2,800	65,800

		230,134
Construction (0.8%)
Chicago Bridge & Iron Co., NV (Netherlands) †	5,435	102,232

Tutor Perini Corp. †	6,957	114,651

		216,883
Consumer (0.8%)
CSS Industries, Inc.	2,200	36,300

Helen of Troy, Ltd. (Bermuda) †	6,739	148,662

Hooker Furniture Corp.	2,000	21,320

		206,282
Consumer goods (1.1%)
Blyth, Inc.	1,005	34,240

Church & Dwight Co., Inc.	1,577	98,894

Weight Watchers International, Inc.	6,100	156,709

		289,843
Consumer services (0.9%)
Brink’s Co. (The)	2,300	43,769

TrueBlue, Inc. †	16,754	187,477

		231,246
Electric utilities (3.3%)
Allegheny Energy, Inc.	3,900	80,652

Alliant Energy Corp.	2,400	76,176

Black Hills Corp.	3,200	91,104

4 Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value

Electric utilities cont.
El Paso Electric Co. †	5,600	$108,360

Integrys Energy Group, Inc.	1,500	65,610

NSTAR	2,500	87,500

Pepco Holdings, Inc.	5,200	81,536

Pinnacle West Capital Corp.	2,800	101,808

PNM Resources, Inc.	6,300	70,434

Westar Energy, Inc.	4,600	99,406

		862,586
Electrical equipment (0.6%)
Hubbell, Inc. Class B	3,611	143,321

		143,321
Electronics (2.7%)
International Rectifier Corp. †	5,600	104,216

Intersil Corp. Class A	7,900	95,669

Omnivision Technologies, Inc. †	6,000	128,640

QLogic Corp. †	7,100	118,002

Silicon Laboratories, Inc. †	1,800	73,008

Synopsys, Inc. †	5,457	113,888

Zoran Corp. †	9,200	87,768

		721,191
Energy (oil field) (2.0%)
Basic Energy Services, Inc. †	5,500	42,350

Cal Dive International, Inc. †	3,900	22,815

Complete Production Services, Inc. †	6,800	97,240

Global Industries, Ltd. †	7,000	31,430

Helix Energy Solutions Group, Inc. †	6,000	64,620

Hercules Offshore, Inc. †	15,700	38,151

ION Geophysical Corp. †	6,000	20,880

Key Energy Services, Inc. †	8,200	75,276

Rowan Cos., Inc. †	1,500	32,910

Superior Energy Services †	2,400	44,808

Tidewater, Inc.	1,100	42,592

		513,072
Energy (other) (0.2%)
Headwaters, Inc. †	19,615	55,707

		55,707
Financial (0.4%)
Broadridge Financial Solutions, Inc.	3,100	59,055

MGIC Investment Corp. †	6,934	47,775

		106,830
Forest products and packaging (0.9%)
Packaging Corp. of America	2,612	57,516

Sealed Air Corp.	5,200	102,544

Sonoco Products Co.	2,300	70,104

		230,164
Health-care services (5.2%)
Amedisys, Inc. †	1,600	70,352

AMERIGROUP Corp. †	5,562	180,654

AMN Healthcare Services, Inc. †	10,100	75,548

Centene Corp. †	2,800	60,200

Coventry Health Care, Inc. †	4,600	81,328

Cross Country Healthcare, Inc. †	5,300	47,647

Gentiva Health Services, Inc. †	4,000	108,040

Health Net, Inc. †	4,200	102,354

Healthways, Inc. †	3,946	47,036

Kindred Healthcare, Inc. †	4,600	59,064

LifePoint Hospitals, Inc. †	2,500	78,500

Medcath Corp. †	4,204	33,043

Molina Healthcare, Inc. †	4,300	123,840

Omnicare, Inc.	3,600	85,320

COMMON STOCKS (98.5%)* cont.	Shares	Value

Health-care services cont.
Parexel International Corp. †	6,100	$132,248

Res-Care, Inc. †	8,900	85,974

		1,371,148
Homebuilding (0.3%)
NVR, Inc. †	125	81,879

		81,879
Household furniture and appliances (0.9%)
American Woodmark Corp.	1,385	23,684

Whirlpool Corp.	2,500	219,550

		243,234
Insurance (5.1%)
American Financial Group, Inc.	2,605	71,169

American Physicians Capital, Inc.	888	27,395

Amerisafe, Inc. †	1,482	26,009

Aspen Insurance Holdings, Ltd. (Bermuda)	2,371	58,659

CNA Surety Corp. †	4,101	65,903

Delphi Financial Group Class A	3,677	89,756

Endurance Specialty Holdings, Ltd. (Bermuda)	2,627	98,591

Hanover Insurance Group, Inc. (The)	2,227	96,875

Harleysville Group, Inc.	1,017	31,558

HCC Insurance Holdings, Inc.	3,053	75,592

RenaissanceRe Holdings, Ltd.	1,500	84,405

Safety Insurance Group, Inc.	2,821	104,433

SeaBright Insurance Holdings, Inc.	3,789	35,920

Selective Insurance Group	6,314	93,826

Stancorp Financial Group	2,891	117,201

Universal American Financial Corp. †	7,800	112,320

Validus Holdings, Ltd. (Bermuda)	2,369	57,851

W.R. Berkley Corp.	3,375	89,303

		1,336,766
Investment banking/Brokerage (4.4%)
Affiliated Managers Group †	828	50,318

Calamos Asset Management, Inc. Class A	2,200	20,416

Eaton Vance Corp.	2,154	59,472

FBR Capital Markets Corp. †	4,700	15,651

Federated Investors, Inc. S	7,800	161,538

Jefferies Group, Inc. S	3,000	63,240

Legg Mason, Inc.	2,700	75,681

optionsXpress Holdings, Inc. †	7,200	113,328

SEI Investments Co.	10,200	207,672

TradeStation Group, Inc. †	40,600	274,050

Waddell & Reed Financial, Inc. Class A	5,589	122,287

		1,163,653
Leisure (0.5%)
Polaris Industries, Inc.	2,200	120,164

		120,164
Machinery (2.2%)
AGCO Corp. †	1,830	49,355

Applied Industrial Technologies, Inc.	7,118	180,228

Gardner Denver, Inc.	1,867	83,250

Kennametal, Inc.	4,300	109,349

Manitowoc Co., Inc. (The)	14,165	129,468

Regal-Beloit Corp.	645	35,978

		587,628
Manufacturing (3.1%)
Actuant Corp. Class A	24,400	459,452

EnPro Industries, Inc. †	3,550	99,933

LSB Industries, Inc. †	2,900	38,599

Oshkosh Corp. †	4,500	140,220

Roper Industries, Inc.	1,576	88,193

		826,397

Putnam VT Capital Opportunities Fund 5

COMMON STOCKS (98.5%)* cont.	Shares	Value

Medical technology (1.8%)
Conmed Corp. †	5,500	$102,465

Hill-Rom Holdings, Inc.	4,900	149,107

Hologic, Inc. †	5,900	82,187

Invacare Corp.	2,700	55,998

Kinetic Concepts, Inc. †	1,400	51,114

SurModics, Inc. †	2,400	39,384

		480,255
Metals (1.8%)
Century Aluminum Co. †	5,120	45,210

Cliffs Natural Resources, Inc.	300	14,148

Coeur d’Alene Mines Corp. †	4,400	69,432

Commercial Metals Co.	4,900	64,778

Reliance Steel & Aluminum Co.	2,709	97,930

Schnitzer Steel Industries, Inc. Class A	900	35,280

Steel Dynamics, Inc.	6,500	85,735

United States Steel Corp.	1,500	57,825

		470,338
Natural gas utilities (0.7%)
NiSource, Inc.	5,600	81,200

Southwest Gas Corp.	3,100	91,450

		172,650
Office equipment and supplies (0.2%)
Steelcase, Inc.	5,963	46,213

		46,213
Oil and gas (3.9%)
Atwood Oceanics, Inc. †	2,800	71,456

Berry Petroleum Co. Class A	2,561	65,869

Cabot Oil & Gas Corp. Class A	1,700	53,244

Clayton Williams Energy, Inc. †	1,500	63,180

Contango Oil & Gas Co. †	1,300	58,175

Oil States International, Inc. †	2,000	79,160

Patterson-UTI Energy, Inc.	4,900	63,063

Penn Virginia Corp.	3,000	60,330

Petroleum Development Corp. †	3,074	78,756

SM Energy Co.	1,500	60,240

Swift Energy Co. †	3,000	80,730

Unit Corp. †	2,300	93,357

Vaalco Energy, Inc. †	4,100	22,960

W&T Offshore, Inc.	6,300	59,598

Whiting Petroleum Corp. †	1,543	121,002

		1,031,120
Pharmaceuticals (4.7%)
Biovail Corp. (Canada)	13,100	252,044

Cephalon, Inc. †	1,400	79,450

Endo Pharmaceuticals Holdings, Inc. †	4,549	99,259

King Pharmaceuticals, Inc. †	29,043	220,436

Medicis Pharmaceutical Corp. Class A	8,127	177,819

Par Pharmaceutical Cos., Inc. †	4,600	119,416

Watson Pharmaceuticals, Inc. †	6,824	276,850

		1,225,274
Publishing (0.4%)
Gannett Co., Inc.	8,200	110,372

		110,372
Railroads (0.4%)
GATX Corp.	4,215	112,456

		112,456
Real estate (5.5%)
DiamondRock Hospitality Co. R	9,719	79,890

Entertainment Properties Trust R	994	37,842

Hospitality Properties Trust R	8,570	180,827

Kimco Realty Corp. R	3,200	43,008

COMMON STOCKS (98.5%)* cont.	Shares	Value

Real estate cont.
LaSalle Hotel Properties R	7,000	$143,990

LTC Properties, Inc. R	3,416	82,906

Macerich Co. (The) R	1,924	71,804

National Health Investors, Inc. R	6,314	243,468

National Retail Properties, Inc. R	8,899	190,795

Nationwide Health Properties, Inc. R	2,377	85,025

Omega Healthcare Investors, Inc. R	7,063	140,766

Taubman Centers, Inc. R S	4,000	150,520

		1,450,841
Restaurants (0.5%)
Red Robin Gourmet Burgers, Inc. †	5,400	92,664

Sonic Corp. †	4,300	33,325

		125,989
Retail (6.1%)
Abercrombie & Fitch Co. Class A	3,600	110,484

Aeropostale, Inc. †	4,000	114,560

AnnTaylor Stores Corp. †	12,725	207,036

Books-A-Million, Inc.	9,018	54,288

Brown Shoe Co., Inc.	3,297	50,048

Buckle, Inc. (The) S	1,987	64,419

Cabela’s, Inc. † S	9,000	127,260

Cato Corp. (The) Class A	1,598	35,188

Dollar Tree, Inc. †	3,285	136,755

Jos. A. Bank Clothiers, Inc. †	1,385	74,776

Kenneth Cole Productions, Inc. Class A †	4,900	53,949

Nash Finch Co.	2,873	98,142

Regis Corp.	1,600	24,912

Saks, Inc. † S	13,778	104,575

Systemax, Inc.	7,717	116,295

Timberland Co. (The) Class A †	9,400	151,810

Toro Co. (The)	609	29,914

Wolverine World Wide, Inc.	2,103	53,038

		1,607,449
Schools (0.5%)
Career Education Corp. †	5,277	121,477

		121,477
Semiconductor (2.0%)
Hittite Microwave Corp. †	1,300	58,162

KLA-Tencor Corp.	2,100	58,548

Lam Research Corp. †	2,000	76,120

MKS Instruments, Inc. †	4,000	74,880

Novellus Systems, Inc. †	3,380	85,717

Tessera Technologies, Inc. †	5,900	94,695

Verigy, Ltd. (Singapore) †	9,600	83,424

		531,546
Shipping (1.0%)
Arkansas Best Corp.	4,434	92,006

Con-way, Inc.	1,200	36,024

Overseas Shipholding Group	1,000	37,040

Ship Finance International, Ltd. (Bermuda)	4,724	84,465

		249,535
Software (3.5%)
Akamai Technologies, Inc. †	4,500	182,565

AsiaInfo Holdings, Inc. (China) †	3,200	69,952

Autodesk, Inc. †	3,900	95,004

Citrix Systems, Inc. †	2,736	115,541

MicroStrategy, Inc. †	1,700	127,653

Omnicell, Inc. †	494	5,775

Red Hat, Inc. †	1,400	40,516

6 Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value

Software cont.
Shanda Interactive Entertainment, Ltd. ADR
(China) †	1,100	$43,637

THQ, Inc. †	4,000	17,280

TIBCO Software, Inc. †	10,000	120,600

Websense, Inc. †	5,200	98,280

		916,803
Staffing (0.7%)
Administaff, Inc.	2,103	50,808

CDI Corp.	2,446	37,986

Heidrick & Struggles International, Inc.	3,700	84,434

		173,228
Technology services (2.7%)
Acxiom Corp. †	5,675	83,366

FactSet Research Systems, Inc.	1,935	129,626

Fair Isaac Corp.	4,000	87,160

Global Payments, Inc.	2,000	73,080

IHS, Inc. Class A †	2,000	116,840

Perfect World Co., Ltd. ADR (China) †	3,900	85,839

Sohu.com, Inc. (China) †	2,000	82,180

Unisys Corp. †	2,200	40,678

		698,769
Telecommunications (0.9%)
ADTRAN, Inc.	3,227	88,000

NeuStar, Inc. Class A †	7,800	160,836

		248,836
Textiles (0.8%)
Jones Apparel Group, Inc.	5,400	85,590

Maidenform Brands, Inc. †	3,424	69,713

Perry Ellis International, Inc. †	2,436	49,207

		204,510
Tobacco (0.3%)
Universal Corp.	1,719	68,210

		68,210
Toys (1.0%)
Hasbro, Inc.	5,900	242,490

Jakks Pacific, Inc. †	1,708	24,561

		267,051
Transportation services (0.3%)
HUB Group, Inc. Class A †	1,921	57,649

Pacer International, Inc. †	4,706	32,895

		90,544
Trucks and parts (2.2%)
Autoliv, Inc. (Sweden) †	4,786	229,010

Superior Industries International, Inc.	4,100	55,104

WABCO Holdings, Inc. †	9,000	283,314

		567,428
Total common stocks (cost $25,043,179)		$25,863,301

SHORT-TERM INVESTMENTS (3.1%)*	Principal amount/shares	Value

Short-term investments held as collateral for
loaned securities with yields ranging from 0.01%
to 0.10% and a due date of July 1, 2010 [d]	$628,901	$628,900

Putnam Money Market Liquidity Fund 0.11% [e]	180,355	180,355

Total short-term investments (cost $809,255)		$809,255

Total investments (cost $25,852,434)		$26,672,556

Key to holding’s abbreviation

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $26,261,549.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Putnam VT Capital Opportunities Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,948,911	$—	$—

Capital goods	2,336,254	—	—

Communication services	248,836	—	—

Conglomerates	230,134	—	—

Consumer cyclicals	3,634,278	—	—

Consumer staples	1,108,135	—	—

Energy	1,691,011	—	—

Financials	5,434,952	121,875	75,748

Health care	3,152,094	—	—

Technology	4,216,307	15,691	—

Transportation	613,839	—	—

Utilities and power	1,035,236	—	—

Total common stocks	25,649,987	137,566	75,748

Short-term investments	180,355	628,900	—

Totals by level	$25,830,342	$766,466	$75,748

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Capital Opportunities Fund

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value, including $605,584 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $25,672,079)	$26,492,201

Affiliated issuers (identified cost $180,355) (Note 5)	180,355

Dividends, interest and other receivables	27,598

Receivable for shares of the fund sold	3,943

Receivable for investments sold	610,368

Total assets	27,314,465

Liabilities

Payable to custodian (Note 2)	12

Payable for investments purchased	333,335

Payable for shares of the fund repurchased	15,059

Payable for compensation of Manager (Note 2)	14,279

Payable for investor servicing fees (Note 2)	2,283

Payable for custodian fees (Note 2)	6,229

Payable for Trustee compensation and expenses (Note 2)	30,407

Payable for administrative services (Note 2)	93

Payable for distribution fees (Note 2)	3,003

Collateral on securities loaned, at value (Note 1)	628,900

Other accrued expenses	19,316

Total liabilities	1,052,916

Net assets	$26,261,549

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,004,794

Undistributed net investment income (Note 1)	18,065

Accumulated net realized loss on investments	(5,581,432)

Net unrealized appreciation of investments	820,122

Total — Representing net assets applicable to capital
shares outstanding	$26,261,549

Computation of net asset value Class IA

Net assets	$12,433,916

Number of shares outstanding	989,405

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.57

Computation of net asset value Class IB

Net assets	$13,827,633

Number of shares outstanding	1,106,012

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.50

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Dividends (net of foreign tax of $568)	$173,195

Interest (including interest income of $443 from investments
in affiliated issuers) (Note 5)	524

Securities lending	6,945

Total investment income	180,664

Expenses

Compensation of Manager (Note 2)	89,060

Investor servicing fees (Note 2)	13,961

Custodian fees (Note 2)	6,003

Trustee compensation and expenses (Note 2)	1,083

Administrative services (Note 2)	772

Distribution fees — Class IB (Note 2)	18,722

Auditing	14,448

Other	6,075

Fees waived and reimbursed by Manager (Note 2)	(244)

Total expenses	149,880

Expense reduction (Note 2)	(7)

Net expenses	149,873

Net investment income	30,791

Net realized gain on investments (Notes 1 and 3)	869,855

Net realized gain on foreign currency transactions (Note 1)	13

Net unrealized depreciation of investments during the period	(1,365,035)

Net loss on investments	(495,167)

Net decrease in net assets resulting from operations	$(464,376)

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 9

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$30,791	$94,584

Net realized gain (loss) on investments
and foreign currency transactions	869,868	(237,801)

Net unrealized appreciation (depreciation)
of investments	(1,365,035)	8,582,313

Net increase (decrease) in net assets
resulting from operations	(464,376)	8,439,096

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(60,884)	(87,087)

Class IB	(39,163)	(71,730)

Increase (decrease) from capital share
transactions (Note 4)	491,251	(1,764,324)

Total increase (decrease) in net assets	(73,172)	6,515,955

Net assets:

Beginning of period	26,334,721	19,818,766

End of period (including undistributed
net investment income of $18,065 and
$87,321, respectively)	$26,261,549	$26,334,721

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Capital Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)

Class IA

6/30/10†	$12.78	.02	(.17)	(.15)	(.06)	—	(.06)	—	$12.57	(1.21) *	$12,434	.46 *	.18 *	13.75 *

12/31/09	8.86	.06	3.95	4.01	(.09)	—	(.09)	—	12.78	45.98	11,883.93		.57	47.37

12/31/08	14.50	.09	(4.93)	(4.84)	(.11)	(.69)	(.80)	—[f,h]	8.86	(35.02)	9,013.98		.74	97.42

12/31/07	17.15	.09	(1.52)	(1.43)	(.03)	(1.19)	(1.22)	—	14.50	(9.29)	18,728.91		.57	82.20

12/31/06	15.87	.03	2.38	2.41	(.04)	(1.09)	(1.13)	—	17.15	15.52	26,293.96		.21	104.74

12/31/05	14.44	.05[g]	1.44	1.49	—	(.06)	(.06)	—	15.87	10.41	18,788.92		.37[g]	133.38

Class IB

6/30/10†	$12.70	.01	(.17)	(.16)	(.04)	—	(.04)	—	$12.50	(1.33) *	$13,828	.59 *	.05 *	13.75 *

12/31/09	8.79	.03	3.94	3.97	(.06)	—	(.06)	—	12.70	45.62	14,452	1.18	.33	47.37

12/31/08	14.38	.06	(4.89)	(4.83)	(.07)	(.69)	(.76)	—[f,h]	8.79	(35.18)	10,806	1.23	.50	97.42

12/31/07	17.04	.05	(1.52)	(1.47)	—	(1.19)	(1.19)	—	14.38	(9.55)	18,801	1.16	.32	82.20

12/31/06	15.79	(.01)	2.37	2.36	(.02)	(1.09)	(1.11)	—	17.04	15.21	20,696	1.21	(.04)	104.74

12/31/05	14.40	.02[g]	1.43	1.45	—	(.06)	(.06)	—	15.79	10.16	15,049	1.17	.11[g]	133.38

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/10	<0.01%

12/31/09	0.21

12/31/08	0.17

12/31/07	0.07

12/31/06	0.11

12/31/05	0.24

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

f Amount represents less than $0.01 per share.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the SEC) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares for the year ended December 31,  2005.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 for the fund based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 11

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Capital Opportunities Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks that offer favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $605,584. The fund received cash collateral of $628,900 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

12 Putnam VT Capital Opportunities Fund

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009, the fund had a capital loss carryover of $6,292,022 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$6,000,996	12/31/16

291,026	12/31/17

The aggregate identified cost on a tax basis is $26,011,712, resulting in gross unrealized appreciation and depreciation of $4,282,079 and $3,621,235, respectively, or net unrealized appreciation of $660,844.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 55.3% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion and 0.545% thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were reduced by $244 as a result of this limit.

Effective April 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $21, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC

Putnam VT Capital Opportunities Fund 13

and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,183,868 and $3,733,684, respectively. There were no purchases or sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	227,938	$3,131,785	287,908	$2,962,793	101,714	$1,406,471	190,456	$1,959,277

Shares issued in connection with
reinvestment of distributions	4,327	60,884	11,384	87,087	2,795	39,163	9,414	71,730

	232,265	3,192,669	299,292	3,049,880	104,509	1,445,634	199,870	2,031,007

Shares repurchased	(172,872)	(2,313,743)	(387,077)	(3,896,103)	(136,187)	(1,833,309)	(291,858)	(2,949,108)

Net increase (decrease)	59,393	$878,926	(87,785)	$(846,223)	(31,678)	$(387,675)	(91,988)	$(918,101)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $443 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,344,837 and $3,633,162, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

14 Putnam VT Capital Opportunities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset

Putnam VT Capital Opportunities Fund 15

size and the applicable contractual management fee schedule) and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 7th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

6th	24th	23rd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 138, 120 and 99 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be

16 Putnam VT Capital Opportunities Fund

used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

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18 Putnam VT Capital Opportunities Fund

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20 Putnam VT Capital Opportunities Fund

Investment Manager	Marketing Services	Trustees
Putnam Investment Management, LLC	Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	One Post Office Square	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	Boston, MA 02109	Ravi Akhoury
Barbara M. Baumann
Investment Sub-Manager	Investor Servicing Agent	Charles B. Curtis
Putnam Investments Limited	Putnam Investor Services, Inc.	Robert J. Darretta
57–59 St James’s Street	Mailing address:	Myra R. Drucker
London, England SW1A 1LD	P.O. Box 8383	Paul L. Joskow
	Boston, MA 02266-8383	Kenneth R. Leibler
	1-800-225-1581	Robert E. Patterson
George Putnam, III
	Custodian	Robert L. Reynolds
	State Street Bank and Trust Company	W. Thomas Stephens
Richard B. Worley
Legal Counsel
Ropes & Gray LLP

Putnam VT Capital Opportunities Fund 21

This report has been prepared for the shareholders	H302
of Putnam VT Capital Opportunities Fund.	262436 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010